SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 17, 2006


                        GLOBAL PAYMENT TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                  0-25148                     11-2974651
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(State or Other Jurisdiction     (Commission                  (IRS Employer
      of Incorporation)            File No.)                 Identification No.)


425B Oser Avenue, Hauppauge, New York                                 11788
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(Address of Principal Executive Offices)                            (Zip Code)


       Registrant's telephone number, including area code: (631) 231-1177


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01. Entry into a Material Definitive Agreement.

         Effective April 17, 2006, the Company entered into an agreement with William McMahon to serve as Vice President and CFO of the Company for a period of one year at an annual salary of $200,000. The agreement grants Mr. McMahon options to purchase 250,000 shares of the common stock of the Company at $1.90 per share, the fair market value as of the date of the agreement, which options vest at the rate of 83,333 options on the first anniversary of the date of the agreement and a like amount on each of the second and third anniversaries. There has not been any prior material relationship between the Company or any of its affiliates and Mr. McMahon.


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         Effective April 17, 2006, William McMahon was appointed to the positions of Vice President and Chief Financial Officer of the Company.

         Mr. McMahon, who is 53 years old, has been Senior Vice President of Buccino & Associates, Inc., a national turnaround consulting firm, since 2001. From 2000 until 2001, Mr. McMahon was Chief Financial Officer of Bobby Allison Wireless, a publicly traded retailer. He was Chief Financial Officer of Serengeti Eyewear, Inc., a publicly traded international distributor of premium sunglasses from 1998 until 2000. Mr. McMahon does not have a family relationship with any other director or executive officer of the Company and has not directly or indirectly engaged in any transaction or transactions with the Company since the beginning of its last fiscal year or any currently proposed transactions, in which the amount involved exceeded $60,000.


Item 9.01.  Financial Statements and Exhibits.

         (d) Exhibits.
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               99.1         Press Release dated April 18, 2006







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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 18, 2006

                                    GLOBAL PAYMENT TECHNOLOGIES, INC.



                                    By: /s/ Stephen Nevitt
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                                        Name:  Stephen Nevitt
                                        Title: President/Chief Executive Officer






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                                  Exhibit Index

                  Exhibit No.     Description
                  -----------     -----------
                  99.1            Press Release dated April 18, 2006